DELAWARE
GROUP
----------
IRA APPLICATION
AND TRANSFER FORM








                                       ||      PERSONAL IRA
                                       ||      SPOUSAL IRA
                                       ||      ROLLOVER IRA
  (PHOTO OF LARGE KEY)                 ||      DIRECT ROLLOVER
                                       ||      PARTICIPANT'S SEP/IRA
                                       ||      PARTICIPANT'S SARSEP
                                       ||=======================================






               RETIREMENT
    LOGO       PLANNING
               IS THE KEY

                    Welcome to the Delaware Group
DELAWARE            Before completing your Individual Retirement Account (IRA)
GROUP               Application, please review the following points so you can
==========          take advantage of the many options available to you with
                    your Delaware Group Account.
________________________________________________________________________________

To Open Your Delaware Group IRA:

When opening both a Personal and Spousal IRA be sure to complete a separate application for yourself and for your non-working spouse. The overall maximum for both accounts is $2,250 per year with no more than $2,000 in either account.

When making Your Investment Selection, talk to your financial adviser to determine whether Class A shares or Class B shares are more appropriate for you. Please indicate which fund, or funds, you have selected for your IRA investments by checking the appropriate selection box next to the fund(s). There is no limit to the number of funds you may select as long as you meet the required minimum investment of $25 per fund. And there is only one $15 annual maintenance fee, regardless of the number of funds you select for your Delaware Group IRA. This fee can either be prepaid by you, or debited from your IRA account. Your initial contribution must total $250.

When making your contribution by check, make your check payable to: Delaware Management Trust Company, the Custodian of your Delaware Group IRA.

If this is a Rollover IRA, and you received a distribution check made payable to you, be sure to sign and endorse the back of the check, "Payable to Delaware Management Trust Company."

For Direct Rollovers, in which he plan assets flow directly from the former trustee/custodian to Delaware Management Trust Company, please be sure to complete the separate "Direct Rollover" form included with this package. Checks representing Direct Rollover assets should be made payable to Delaware Management Trust Company.

Send your completed and signed Application, along with your contribution and/or Transfer of Assets or Direct Rollover instructions to:

Delaware Service Company, Inc.
Attn: Retirement Plans Department
1818 Market Street
Philadelphia, PA 19103-3682

Additional IRA Services

To establish an Automatic Investing Plan, where regularly scheduled contributions are taken directly from your personal checking account and invested into your Delaware Group IRA, call our offices at the telephone number listed below. Your Shareholder Services Representative will explain this valuable program of automatic investing and send you the appropriate sign-up materials.

If you wish to begin taking systematic withdrawals from your account, you will also need to complete a Retirement Plan Systematic Withdrawal Plan Form. This service is available for Class A shares only. Just call the telephone number listed below to request the form.

If you are 70 1/2 or older and need to take Required Distributions from your account, please ask for an IRA Required Distribution Election Form. Shareholders cannot roll over or transfer the minimum amount they are required to receive during a distribution calendar year.

For Simplified Employee Pension/IRA and
Salary Reduction SEP Participants:

SEP/IRA and SARSEP Participants can also arrange to open a personal Delaware Group IRA at the same time they establish their plan participant account. No matter how many different Delaware Group IRAs you open, you only pay one $15 annual maintenance fee.

If you are an Employer Participant in the plan, be sure to complete the appropriate Employer Adoption Agreement as well as the Participant IRA Application.

If you have any questions or would like assistance in completing the Individual Retirement Account Application, please call us at 800-523-1918. In Philadelphia, call 215-988-1241.

Again, welcome to the Delaware Group.

DELAWARE
GROUP
========             Individual Retirement Account Application          =======

          1  __________________________________  || || ||-|| ||-|| || || ||
Information  Name                                Social Security Number
  About You  __________________________________  _____/______/_____
             Address                             Date of Birth
     Please  __________________________________  (  )_____________(  )__________
     print.  City         State          Zip     Phone: Business   Home

===============================================================================

          2
Type of IRA
  Check one.

| | Personal IRA ($2,000 annual limit)
| | Spousal IRA ($2,250 overall limit for you and your non-working spouse with no more than $2,000 in either account. Separate applications required.)
| | Rollover IRA (No dollar limit; complete Rollover Information section below and on page 4 of this Application)
| | Transfer of Assets (No dollar limit; complete the Transfer of Assets Form on page 7 of this Application)
| | SEP/IRA -- Simplified Employee Pension/IRA Plan ($30,000 overall limit).
    Must be accompanied by a Delaware Group SEP Plan Establishment Document completed by the Employer.
| | Self-Directed SEP/IRA -- Simplified Employee Pension/IRA Plan ($30,000
    overall limit). Must be accompanied by IRS Form 5305-SEP.
| | SARSEP -- Salary Reduction SEP/IRA Plan ($8,994 salary deferral limit in
    1993, indexed each year). Must be accompanied by a Delaware Group SARSEP Plan Establishment Document completed by the Employer.
| | Self-Directed SARSEP -- Salary Reduction SEP/IRA Plan ($8,994 salary deferral limit in 1993, indexed each year). Must be accompanied by IRS Form 5305A-SEP.
For SEP/IRA & SARSEP plans, please complete the following:

________________________________________________________________________________
Company Name

________________________________________________________________________________
Address of Employer

________________________________________________________________________________
City                          State                              Zip

| |    | |  -  | |   | |    | |   | |    | |    | |    | |
Employer Tax I.D. Number
| | Check here if you are a new participant in an existing
    SEP/IRA or SARSEP plan.

====================================================================================================================================
                                                                                           (Employer Contribution)     (Salary
                                                                   IRA                              SEP/IRA           Reduction
                                                            Current    Prior     Rollover/   Current     Prior       Contribution)
                 3                                           Year       Year     Transfer      Year       Year          SARSEP
                                                            -------------------    ---------   ------------------     --------------
              Your
        Investment   Initial Contribution                    $_____      $_____     $_____     $_____      $_____         $_____
        Selections   Delaware Group -- Equity Funds
                     | | Decatur Income    || Class A
   Minimum initial       Fund              || Class B         _____%     _____%     _____%     _____%      _____%         _____%
     contribution:   | | Decatur Total     || Class A
     $250. Minimum       Return Fund       || Class B         _____%     _____%     _____%     _____%      _____%         _____%
    investment per   | | DelCap Fund       || Class A
        fund: $25.                         || Class B         _____%     _____%     _____%     _____%      _____%         _____%

      Remember to    | | Trend Fund        || Class A
   check off your                          || Class B         _____%     _____%     _____%     _____%      _____%         _____%
fund(s) selection.   | | Value Fund        || Class A
                                           || Class B         _____%     _____%     _____%     _____%      _____%         _____%
    Please do not    | | International     || Class A
   use fractional        Equity Fund       || Class B         _____%     _____%     _____%     _____%      _____%         _____%
 percentages, for    | | Dividend          || Class A
  example 33 1/3,        Growth Fund       || Class B         _____%     _____%     _____%     _____%      _____%         _____%
      and be sure    | | Delaware Fund     || Class A
      percentages                          || Class B         _____%     _____%     _____%     _____%      _____%         _____%
       total 100%    Income Funds
                     | | Delchester Fund   || Class A
    Investing for                          || Class B         _____%     _____%     _____%     _____%      _____%         _____%
   prior year can    | | U.S. Govt. Fund   || Class A
     only be done                          || Class B         _____%     _____%     _____%     _____%      _____%         _____%
 prior to the tax    | | Treasury Reserves || Class A
 filing deadline.        Intermediate Fund || Class B         _____%     _____%     _____%     _____%      _____%         _____%
    If no year is    Money Market Funds
      designated,    | | Delaware          || Class A
current year will        Cash Reserve      || Class B         _____%     _____%     _____%     _____%      _____%         _____%
      be assumed.                          || Consultant Class


                     | | U.S. Govt.        || Class A
                         Money Fund        || Consultant Class_____%     _____%     _____%     _____%      _____%         _____%
                     Other
                     | | __________        || Class A
                                           || Class B         _____%     _____%     _____%     _____%      _____%         _____%
                     | | __________        || Class A
                                           || Class B         _____%     _____%     _____%     _____%      _____%         _____%
                              TOTALS                           100%       100%       100%       100%        100%           100%


================================================================================
4 Source of Your Contribution

| | Contribution by Check -- Total Dollar Amount of Initial Investment: $______ | | IRA to IRA Transfer of Assets -- Make sure you complete and sign the attached Transfer of Assets Form on page 7.
| | Director Rollover -- Complete and sign the enclosed Direct Rollover Form.
| | Broker-Placed Phone Order


________________________________________________________________________________
Delaware Confirmation Number

________________________________________________________________________________
Order Date

________________________________________________________________________________
Number of Shares

________________________________________________________________________________
Name of Fund

| | Contributing from an Existing Delaware Group Account -- convert $__________ from my regular fund account #________________to this IRA account. If your regular fund account is registered as a joint account, we require a signature guarantee from the joint owner.

================================================================================
5 Rollover Information Complete all that apply. Includes Direct Rollovers from
  Qualified plans or 403(b)s.

| | IRA Rollover -- I hereby elect to treat this contribution as a rollover contribution. I understand that this is an irrevocable election. The source of the rollover is from:
| | A Qualified Plan
| | A 403(b) Plan
| | Another IRA
| | A Qualified Plan or IRA or 403(b) by Beneficiary (spouse only)
| | Death Benefit IRA -- Surviving spouse does not elect to treat the death benefit rollover as his or her own IRA
| | Rollover IRA -- Surviving Spouse does elect to treat the death benefit rollover as his or her own IRA
| | Rollover after age 70 1/2 -- Pursuant to IRS Regulations, I hereby certify that I am not rolling over any minimum amount required to be distributed to me with respect to any applicable distribution calendar year. In order to receive required minimum distributions in the future under your Delaware Group IRA, please contact the Delaware Group and we will send you an IRA Required Distribution Election Form.

================================================================================

6 Additional Services for Your Consideration

These optional services are available as special elections for your Delaware Group IRA.

Consult the prospectus(es) of the fund(s) for more details on the terms of these optional services.

If you have further questions, ask your financial adviser or call us at 800-523-1918. In Philadelphia call 215-988-1241.

| | Wealth Builder Option -- I authorize Delaware Group to transfer $__________
    ($100 or more) per month, through liquidation of shares in this fund, to one or more other Delaware Group funds ($100 minimum per fund) under this IRA.
    Note: For Class A accounts, Wealth Builder transactions must be directed to another Class A account. For Class B accounts, Wealth Builder transactions must be directed to another Class B account.

_______________________________________________________________________________
Name of Fund from Section 3

_______________________________________________________________________________
Name of Fund from Section 3

_______________________________________________________________________________
New Fund (new account will be established)

_______________________________________________________________________________
New Fund (new account will be established)

$_______________________________________________________________________________
Amount per month

$_______________________________________________________________________________
Amount per month

| | Dividend Maximizer -- Dividends and any capital gains are reinvested in the same fund automatically unless otherwise indicated. I elect to have dividends and any capital gains under this IRA invested in another IRA account.

| | New Account -- Name of Fund ________________________________________________

| | Systematic Withdrawal Plan -- If you wish to begin receiving periodic distributions (available for Class A accounts only) under the Terms and Conditions of the IRA, please contact our office and we will send you a Retirement Plan Systematic Withdrawal Plan Form. Please note, if you are age 70 1/2 or older, you should request an IRA Required Distribution Election Form.

| | Combined Purchases Privilege -- This privilege allows the combining of shares currently owned in other non-money market Delaware Group funds with the dollar amount of this IRA Account to determine a reduced sales charge, if applicable.

Name of Fund                   Account Number              Number of Shares
_____________________          _________________________________________________

_____________________          _________________________________________________


| | Letter of Intention -- This option allows the aggregation of anticipated purchases by an individual in non-money market Delaware Group funds during a 13-month period, along with any existing assets listed in the Combined Purchase Privilege Section, to obtain a reduced sales charge. This option is available for funds with front-end sales charges only, though Class B shares can be used for purposes of filling Class A Letters of Intention. To learn more, please see your Fund's current prospectus and sales charge breakpoint schedule. I have read and agree to the terms of the prospectus(es) of the fund(s) I have selected on this application, and wish to establish a Letter Of Intent, although I am not obligated to do so, where my investments in non-money market funds will aggregate or exceed:


    | | $100,000    | | $250,000     | | $500,000    | | $1,000,000

    I understand that if I do not satisfy the investment level selected above that my account will be adjusted to reflect the applicable sales charge.

Note to SEP/IRA SARSEP Participants: A separate Letter Of Intent Form must be completed by your employer, on behalf of all participants in the Plan, to obtain a reduced sales charge.

If this is not a Personal or Spousal IRA, please contact Your financial adviser or Delaware Group before completing this section.

| | Automatic Investing Plan -- Please transfer $____ ($25 or more for A Shares,
    $100 or more for B Shares) from my bank account each month to invest in _________________________________________. Date of Transfer each month:
                  Fund Name
    | | 1st   | | 5th   | | 10th   | | 15th    | | 20th    | | 25th

________________________________________________________________________________
Bank Name                               Bank Account #

________________________________________________________________________________
Name(s) on Bank Account

While we cannot guarantee that your bank will accept this offer, we will ask for its cooperation. If you discontinue this plan at any time, and your banking registration has not changed, we can reinstate it immediately via written or telephone request.

Attach a voided check or deposit slip to avoid delays in processing.

================================================================================

7 Agreement And Beneficiary Designation

Your signature is required.

You can change your Beneficiary Designation at any time by completing a Change of Beneficiary Designation Form and returning it to Delaware Service Company, Inc. 1818 Market St. Philadelphia, PA 19103-3682.

Contact Delaware Group for the appropriate Change of Beneficiary Form.


By signing below, I designate the following person(s) to receive any benefit from my Individual Retirement Account which may become due upon or after my death according to the terms and conditions of the Plan. I understand that this Beneficiary Designation will remain in full force and effect unless and until I revoke this designation by completing a Change of Beneficiary Designation Form for the Delaware Group Individual Retirement Custodial Account at a later date and returning it to the Custodian.

Pay to: Primary Beneficiary ___________________________%

_______________________________________________________________________________
Name

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                               State                    Zip

____________________________________________________    ____/_____/____________
Relationship                                            Date of Birth

| |   | |  | | - | |  | | - | |  | |  | |  | |
Social Security Number

If more than one Primary Beneficiary is selected and no percentage of plan benefits is indicated, the assets will be divided equally between the Primary Beneficiaries.

If no Beneficiary is designated, assets will be paid to your estate.

If the Custodian receives satisfactory proof that the Primary Beneficiary is deceased, or if more than one Primary Beneficiary is selected and both are deceased, the assets will be paid to the Contingent Beneficiary as indicated.

Pay to: Primary Beneficiary ___________________________%

_______________________________________________________________________________
Name

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                               State                    Zip

____________________________________________________    ____/_____/____________
Relationship                                            Date of Birth

| |   | |  | | - | |  | | - | |  | |  | |  | |
Social Security Number

Pay to: Contingent Beneficiary ___________________________%

_______________________________________________________________________________
Name

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                               State                    Zip

____________________________________________________    ____/_____/____________
Relationship                                            Date of Birth

| |   | |  | | - | |  | | - | |  | |  | |  | |
Social Security Number


If you are married and you do not designate your spouse as your sole Primary Beneficiary, you should consult with an attorney as to whether applicable law may require your spouse to sign a written consent to your designation or a written declaration to give up community or marital property interests in your IRA. The Custodian shall have no responsibility for determining whether your Beneficiary Designation is valid under applicable law and shall have no liability to any person for acting in accordance with your Beneficiary Designation.

===============================================================================

By signing below, I hereby establish an Individual Retirement Account under
Section 408(a) of the Internal Revenue Code of 1986, as amended, ("the
Code") to provide for my retirement and for the support of my beneficiaries after my death. I hereby acknowledge receipt of the Terms and Conditions and Disclosure Statement for the Individual Retirement Account required under the Income Tax Regulations under Section 408(i) of the Code and am in receipt of an effective prospectus(es) for the Fund(s) I am investing in. I hereby appoint Delaware Management Trust Company as Custodian and agree to pay the annual maintenance fee, currently $15. (If this fee is not included or is not paid by April 30th annually, it will be debited from your account each May.)



X ___________________________________________   _______________________________
Investor's Signature                            Date
===============================================================================
Please send your completed and signed application, along with your contribution, to Delaware Service Company, Inc., Attn: Retirement Plan Department, 1818 Market Street, Philadelphia, PA 19103-3682. Be sure to make your check payable to Delaware Management Trust Company.

================================================================================
Broker Information
To be completed by Investment Dealer.

________________________________________________________________________________
Name of Brokerage Firm

________________________________________________________________________________
Home Office Address

________________________________________________________________________________
Authorized Firm Signature


________________________________________________________________________________
Representative's Name/Number

________________________________________________________________________________
Branch Office Address

________________________________________________________________________________
Representative's Phone Number
================================================================================

Custodian Acceptance
For use by Custodian only.

/s/ Diane Anderson
________________________________________________________________________________
Authorized Officer of Delaware Management Trust Company

================================================================================
DELAWARE
GROUP
=======

The Delaware Group Of Funds

Delaware's family of funds enables investors to match their needs with a broad range of investment objectives covering the risk-reward spectrum. The following are available as investment vehicles for any Delaware Group retirement program.

| | Trend Fund
    Seeks long-term capital appreciation by investing in securities issued by small, growth-oriented companies exhibiting a strong potential for capital appreciation.

| | DelCap Fund
    Seeks long-term growth by investing in common stocks and securities convertible into common stocks of mid-sized companies that have demonstrated their ability to grow and demonstrate a potential for continued growth.

| | Value Fund
    Seeks long-term growth by investing primarily in common stocks of small and mid-size companies whose market values appear low relative to their underlying value or potential value.

| | International Equity Fund
    Seeks long-term growth without undue risk to principal by investing primarily in a range of foreign equity securities that have potential for capital appreciation and income.

| | Decatur Income Fund
    Seeks highest possible current income by investing primarily in common stocks of established companies with strong dividend histories that provide the potential for income and capital appreciation without undue risk to principal.

| | Decatur Total Return Fund
    Seeks long-term total return by investing primarily in securities that provide the potential for income and capital appreciation without undue risk to principal.

| | Dividend Growth Fund
    Seeks current income and capital appreciation by investing primarily in income-producing common stocks. Focuses on common stocks believed to have the potential for above-average dividend increases over time.


| | Delaware Fund
    Seeks long-term growth through a balance of capital appreciation, income and preservation of capital. Invests in common stock and investment grade bonds.

| | U.S. Government Fund
    Seeks high current income consistent with safety of principal through investment in securities issued by the U.S. government, its agencies or instrumentalities.






| | Delchester Fund
    Seeks high current income as is consistent with reasonable safety by investing primarily in high-yielding, lower rated corporate bonds, U.S. government securities and commercial paper issued by companies with the ability to pay interest and repay principal.

| | Treasury Reserves Intermediate Fund
    Seeks to provide a high, stable level of income with a high degree of principal stability through investments in short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies and instrumentalities.

| | U.S. Government Money Fund
    Seeks a high current income with a goal of maintaining a constant share price by investing in short-term securities issued and/or guaranteed by the U.S. government, its agencies and instrumentalities.

| | Delaware Cash Reserve
    Seeks high current income with a goal of maintaining a constant share price by investing in high-quality money market instruments with maturities of no more than one year.


All funds, except U.S. Government Money Fund, currently offer Class A and B shares. Please consult your financial adviser about which class is more appropriate for you.

===============================================================================
The Delaware Group investor can seek total return through equity-oriented investments, stability and current income through fixed-income investments, or combine these styles to achieve the desired investment balance. As the investor's needs or objectives change, the exchange privilege enables investments to be transferred from one fund to another within the Delaware Group without losing their tax-advantaged status.

DELAWARE
GROUP
========

IRA Transfer of Assets Form
Use this form to transfer your IRA assets to a Delaware Group IRA. If you don't have an existing Delaware Group IRA, please fill out an application. If you are transferring IRA assets from more than one custodial account, please complete a separate Transfer Form for each transfer. Please note, you must complete a separate Transfer of Assets Form for each plan trustee/ custodian and/or for each CD maturity date, if applicable. If you wish to make a direct rollover of assets from a qualified plan or 403(b), please complete a Direct Rollover form.
================================================================================
Information About Your Delaware Group IRA

_______________________________________________________________________________
Individual's Name

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                                    State                 Zip

(__________)___________________________________________________________________
Telephone: Home

(__________)___________________________________________________________________
Business

| |   | |  | | - | |  | | - | |  | |  | |  | |
Social Security Number

Select One

| | 1. This is a transfer to a new Delaware Group IRA. My investment choices are on page 3 of this IRA application.

| | 2. Invest the amount to be transferred into my existing Delaware Group IRA as follows:

Fund:________ | | Class A  | | Class B  Percent:_____   Account#:
Fund:________ | | Class A  | | Class B  Percent:_____   Account#:
Fund:________ | | Class A  | | Class B  Percent:_____   Account#:
================================================================================


Information About Your IRA to Be Transferred

_______________________________________________________________________________
Name of Present Custodian

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                                State                   Zip

___________________________________     (____________)_________________________
Contact Person                           Phone Number

IRA Account # _________________________________________________________________

Investment Fund # _____________________________________________________________

Investment Fund # _____________________________________________________________

For Certificates of Deposit:

_______________________________________________________________________________
Maturity Date

| | Please do not transfer until my CD matures.
| | Please roll over immediately. I am aware of the early withdrawal penalty.

Type of account you are transferring: | | Personal | | Rollover IRA (With Qualified Plan or 403(b) assets) | | SEP or SARSEP Please note, you must complete a separate Transfer of Assets Form for each plan trustee/custodian and/or for each maturity date, if applicable. If you wish to make a direct rollover of assets from a qualified plan of 403(b), please complete a Direct Rollover form.
================================================================================

Your Authorization to Transfer

Your present Custodian may require additional documentation such as a signature guarantee. Please check with them for their requirements.

I have established an IRA with Delaware Management Trust Company as the Custodian. Please roll over the amount listed below to them as successor Custodian.

| | Complete -- Liquidate ALL of the above referenced account(s)
    transfer IN CASH.
| | Partial -- Liquidate assets totaling $ ________________and transfer IN CASH. | | Re-registration (Transfer in Kind) -- My IRA includes the Delaware Group fund(s) listed below. Please re-register with Delaware Management Trust Company as the Custodian. Send Delaware Group any outstanding Delaware Group Fund certificates and proper documentation to re-register these shares. Note, the Delaware Management Trust Company can accept only Delaware Group funds for re-registration.

_____________________________________   _______________________________________
Fund Name                               Account Number

| | Transfer on or after age 70 1/2 -- Pursuant to IRS Regulations, I hereby certify that this Transfer will not included any minimum amount required to be distributed to me with respect to any applicable distribution calendar year. In order to receive required minimum distributions in the future under your Delaware Group IRA, please contact the Delaware Group and we will send you an IRA Required Distribution Election Form.

SIGN HERE

X ____________________________________    _________________________
 Your Signature - must be in ink          Date
===============================================================================
Custodian Acceptance
For use by Custodian only.

Please be advised that the Delaware Management Trust Company is acting as Custodian and is willing to accept the proceeds from the above referenced Custodial Account.

Please make check payable to: Delaware Management Trust
Company, For the Benefit Of: (Participant), and mail to Delaware Management Trust Company, Transfer of Assets Department, 1818 Market Street, Suite 1604, Philadelphia, PA 19103-3682.

________________________________________________________    _________________
Authorized Officer of Delaware Management Trust Company     Date

DELAWARE
GROUP
========

IRA Transfer of Assets Form
Use this form to transfer your IRA assets to a Delaware Group IRA. If you don't have an existing Delaware Group IRA, please fill out an application. If you are transferring IRA assets from more than one custodial account, please complete a separate Transfer Form for each transfer. Please note, you must complete a separate Transfer of Assets Form for each plan trustee/ custodian and/or for each CD maturity date, if applicable. If you wish to make a direct rollover of assets from a qualified plan or 403(b), please complete a Direct Rollover form.
================================================================================

Information About Your Delaware Group IRA

_______________________________________________________________________________
Individual's Name

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                               State                    Zip

(__________)___________________________________________________________________
Telephone: Home

(__________)___________________________________________________________________
Business

| |   | |  | | - | |  | | - | |  | |  | |  | |
Social Security Number

Select One

| | 1. This is a transfer to a new Delaware Group IRA. My investment choices are on page 3 of this IRA application.
| | 2. Invest the amount to be transferred into my existing Delaware Group IRA as follows:
Fund:________ | | Class A  | | Class B  Percent:_____   Account#:
Fund:________ | | Class A  | | Class B  Percent:_____   Account#:
Fund:________ | | Class A  | | Class B  Percent:_____   Account#:
================================================================================


Information About Your IRA to Be Transferred

_______________________________________________________________________________
Name of Present Custodian

_______________________________________________________________________________
Address

_______________________________________________________________________________
City                                State                   Zip

___________________________________     (____________)_________________________
Contact Person                           Phone Number

IRA Account # _________________________________________________________________

Investment Fund # _____________________________________________________________

Investment Fund # _____________________________________________________________

For Certificates of Deposit:

_______________________________________________________________________________
Maturity Date

| | Please do not transfer until my CD matures.
| | Please roll over immediately. I am aware of the early withdrawal penalty.

Type of account you are transferring: | | Personal | | Rollover IRA (With Qualified Plan or 403(b) assets) | | SEP or SARSEP Please note, you must complete a separate Transfer of Assets Form for each plan trustee/custodian and/or for each maturity date, if applicable. If you wish to make a direct rollover of assets from a qualified plan of 403(b), please complete a Direct Rollover form.
================================================================================
Your Authorization to Transfer

Your present Custodian may require additional documentation such as a signature guarantee. Please check with them for their requirements.

I have established an IRA with Delaware Management Trust Company as the Custodian. Please roll over the amount listed below to them as successor Custodian.

| | Complete -- Liquidate ALL of the above referenced account(s)
    transfer IN CASH.
| | Partial -- Liquidate assets totaling $________________ and transfer IN CASH. | | Re-registration (Transfer in Kind) -- My IRA includes the Delaware Group fund(s) listed below. Please re-register with Delaware Management Trust Company as the Custodian. Send Delaware Group any outstanding Delaware Group Fund certificates and proper documentation to re-register these shares. Note, the Delaware Management Trust Company can accept only Delaware Group funds for re-registration.
______________________________________  ________________________________________
Fund Name                               Account Number

| | Transfer on or after age 70 1/2 -- Pursuant to IRS Regulations, I hereby certify that this Transfer will not included any minimum amount required to be distributed to me with respect to any applicable distribution calendar year. In order to receive required minimum distributions in the future under your Delaware Group IRA, please contact the Delaware Group and we will send you an IRA Required Distribution Election Form.

SIGN HERE

X ________________________________________    ____________________________
Your Signature - must be in ink               Date

===============================================================================

Custodian Acceptance
For use by Custodian only.
Please be advised that the Delaware Management Trust Company is acting as Custodian and is willing to accept the proceeds from the above referenced Custodial Account.

Please make check payable to: Delaware Management Trust Company, For the Benefit
Of: (Participant), and mail to Delaware Management Trust Company, Transfer of Assets Department, 1818 Market Street, Suite 1604, Philadelphia, PA 19103-3682.

_______________________________________________________    _____________________
Authorized Officer of Delaware Management Trust Company    Date

DELAWARE GROUP

| | Delaware Management Company, Inc.
    Investment Manager
| | Delaware Distributors, L.P.
    National Distributor
| | Delaware Service Company, Inc.
    Shareholder Servicing, Dividend
    Disbursing and Transfer Agent
| | Delaware Management Trust Company
    Custodian

DELAWARE
GROUP
========


1818 Market Street
 Philadelphia, PA 19103-3682
 800-523-1918 Nationwide
 215-988-1241 in Philadelphia

Use of this material with the public, either in written or oral form, can only be made in conjunction with the prospectuses of the funds in the Delaware Group being offered. The prospectus contains further information, including sales charges and expenses.
Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, they are not obligations of or guaranteed by any bank and are not FDIC or government insured. In addition, they involve risk, including possible loss of principal.
                                                                    RL-102-10/94

DELAWARE
GROUP
========

IRA Direct Rollover Form
Use this form to roll over the assets in your Qualified Plan or 403(b) plan to a Delaware Group IRA. Please note, you must complete a separate IRA Direct Rollover Form for each plan trustee/custodian and/or for each CD maturity date, if applicable.

Information About Your Delaware Group IRA

________________________________________________________________________________
Name

________________________________________________________________________________
Address

________________________________________________________________________________
City                                  State                 Zip

|  |   |  |   |  |  -  |  |   |  |  -  |  |   |  |   |  |   |  |
Social Security Number

(__________)____________________________________________________________________
Phone: Home

(__________)____________________________________________________________________
Phone: Business

| | This is a rollover to a new Delaware Group IRA. My investment choices are on page 3 of the enclosed IRA application.
| | Invest the amount to be rolled over into my existing Delaware Group IRA as follows:

    Fund Name: _________  Percent/Amt: _________  Account #: __________
    Fund Name: _________  Percent/Amt: _________  Account #: __________
    Fund Name: _________  Percent/Amt: _________  Account #: __________
================================================================================
Information About Your Qualified Plan or 403(b) to be Rolled Over

________________________________________________________________________________
Name of Employer

________________________________________________________________________________
Address

________________________________________________________________________________
City                                    State                    Zip

____________________________________(________)__________________________________
Contact Person                      Phone Number

Account Number: ________________________________________________________________

Account Number: ________________________________________________________________

Account Number: ________________________________________________________________

Account Number: ________________________________________________________________

Type of account: | | Qualified Plan | | 403(b)

For Certificates of Deposit:

________________________________________________________________________________
Maturity Date
| | Please do not roll over until my CD matures.
| | Please roll over immediately. I am aware of the early withdrawal penalty.

Name of Financial Institution:

________________________________________________________________________________

================================================================================

Your Authorization to Roll Over

Your present Custodian may require additional documentation such as a signature guarantee. Please check with them for their requirements.

I have established an IRA with Delaware Management Trust Company as the Custodian. Please roll over the amount listed below to them as IRA Custodian.

| | Partial -- Liquidate assets totaling $___________ and directly roll over
    IN CASH.
| | Complete -- Liquidate ALL of the above referenced account(s) and directly roll over IN CASH.
| | Check here if you are age 70 1/2 or older.
    Pursuant to IRS Regulations, I hereby certify that I am not rolling over any minimum amount required to be distributed to me with respect to any applicable distribution calendar year. In order to receive required minimum distributions in the future under your Delaware Group IRA, please contact the Delaware Group and we will send you an IRA Required Distribution Election Form.

X ______________________________                __________________
Your Signature - must be in ink                 Date

================================================================================


Custodian Acceptance

For use by Delaware Management Trust Company only.

Please be advised that the Delaware Management Trust Company, as Custodian, is willing to accept the proceeds from the above-referenced plan as an IRA account pursuant to Internal Revenue Code Section 408.

Please make check payable to: Delaware Management Trust Company, For the Benefit
Of: (Participant), Direct Rollover; and mail to Delaware Management Trust Co., 1818 Market Street, Philadelphia, PA 19103-3682.


________________________________________________________        _______________
Authorized Officer of Delaware Management Trust Company         Date

                                                                 RL-102B - 10/93

                   INDIVIDUAL RETIREMENT CUSTODIAL ACCOUNT
                               TABLE OF CONTENTS

Terms and Conditions
Article I. Contributions  .......................      2
Article II. Nonforfeitability  ..................      2
Article III. Prohibited Investments  ............      2
Article IV. Required Distributions  .............      2
   1. Required Beginning Date ...................      2
   2. Changing Method of Payment ................      2
   3. Lifetime Distributions ....................      3
   4. Death Distributions .......................      3
   5. Multiple individual Retirement Accounts ...      4
Article V. Reporting  ...........................      4
Article VI. Amendment of Plan  ..................      4
Article VII. The Custodian  .....................      4
   1. Appointment of Agents .....................      4
   2. No Investment Responsibility ..............      4
   3. Entire Contract ...........................      4
   4. Delaware Service Company, Inc. ............      5
   5. Designation of Beneficiary ................      5
   6. Taxes and Expenses ........................      5
   7. Termination of Account ....................      5
   8. Resignation or Removal of Custodian .......      5
   9. Custodian's Fees ..........................      5
  10. Agreements with Investment Advisers .......      5
  11. Applicable Law ............................      5
Disclosure Statement
Revocation  .....................................      6
Requirements of an Individual Retirement Account       6
Eligibility  ....................................      6
Contributions  ..................................      7
  (A) Deductible Contributions ..................      7
  (B) Non-deductible Contributions ..............      8
  (C) Spousal IRA Contributions .................      8
  (D) Excess Contributions ......................      8
  (E) Rollover Contributions ....................      9
Distributions  ..................................     10
  (A) Normal Distributions ......................     10
  (B) Required Distributions ....................     10
  (C) Distributions After Death .................     10
Tax Treatment of Distributions  .................     11
  (A) Income Tax ................................     11
  (B) Federal Income Tax Withholding ............     11
  (C) Early Withdrawal Tax ......................     11
  (D) Gift Tax ..................................     12
  (E) Estate Tax ................................     12
Borrowing/Prohibited Transactions  ..............     12
Reporting to the IRS  ...........................     12
  (A) Form 5329 .................................     12
  (B) Form 8606 .................................     12
IRS Approval  ...................................     12
IRA Account Balance  ............................     12
Fees and Charges  ...............................     13
  (A) IRA Fees ..................................     13
  (B) Mutual Fund Sales Charges .................     13
  (C) Redemption and Repurchase Charges .........     13
  (D) Further Details ...........................     13
Qualified Tax Advice  ...........................     13

                       DELAWARE MANAGEMENT COMPANY, INC.
                   Individual Retirement Custodial Account

    The Delaware Management Company, Inc. Individual Retirement Custodial Account (the "Plan"), including the Application which is a part thereof, is established for the exclusive benefit of the individual ("Applicant") designated in the Application, or his/her beneficiaries.

                              W I T N E S S E T H:

    WHEREAS, the Applicant desires to provide for retirement and for the support of his/her beneficiaries upon death; and

    WHEREAS, to accomplish this purpose, the Applicant desires to establish an individual Retirement Account (the "Account") as described in Section 408(a) of the Internal Revenue Code of 1986, as amended, or any successor statute (hereinafter referred to as "the Code").

    NOW, THEREFORE, for the purposes aforesaid, the Account is established, effective as of the date of the Application, as follows:

                            ARTICLE I. CONTRIBUTIONS

    Except in the case of a rollover contribution described in Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3) of the Code, or an employer contribution to a simplified employee pension plan as described in Section 408(k), the Custodian will only accept cash and will not accept contributions on behalf of the Applicant in excess of $2,000 for any taxable year. In no event shall the Custodian accept a rollover of property other than shares of the Delaware Group of Funds. Rollover contributions before January 1, 1993 include rollovers described in Sections 402(a)(5), 402(a)(6), 402(a)(7), 403(a)(4), 403(b)(8), or
408(d)(3).

                         ARTICLE II. NONFORFEITABILITY

    The Applicant's interest in the balance in the Account is nonforfeitable.

                      ARTICLE III. PROHIBITED INVESTMENTS

1. No part of the Account shall be invested in life insurance contracts; nor may assets of the Account be commingled with other property except in a common trust fund or common investment fund (within the meaning of Section 408(a)(5) Code).

2. No part of the Account shall be invested incollectibles as defined in
Section 408(m) of the Code.

                       ARTICLE IV. REQUIRED DISTRIBUTIONS

1. Required Beginning Date. The Applicant's interest in the Account will be distributed to him/her upon his/her providing Delaware Service Company, Inc. with instructions as to the method of distribution. The entire interest of the Applicant in the Account must be or commence to be distributed no later than the first day of April following the calendar year in which the Applicant attains age 70 1/2 (the "Required Beginning Date"). Not later than the Required Beginning Date, the Applicant may elect to have the balance in the Account distributed:

 (a) In a lump sum;

 (b) In monthly, quarterly or annual payments or over a period certain not extending beyond the life expectancy of such Applicant or the joint life and last survivor expectancy of the Applicant and his/her designated beneficiary.

2. Changing Method of Payment. Even though distributions may have commenced pursuant to 1(b) above, the Applicant may receive a distribution of the balance in the Account in a lump sum or receive distributions under another method of payment available in 1(b), by providing written notice to Delaware Service Company, Inc. The Applicant may change the method of payment in 1(b) once a year, provided: (i) written notice is given to Delaware Service Company, Inc. no later than December 15 preceding the year in which the method of payment will be changed and (ii) that distributions are made in accordance with the requirements of Section 408(a)(6) of the Code and the regulations thereunder.

3. Lifetime Distributions. If the Applicant is living on his/her Required Beginning Date, the following distribution provisions shall apply:

 (a) Required Minimum Distributions. If the Applicant's entire interest in the account is to be distributed in a manner other than a lump sum, then the amount to be distributed each year, commencing with the Required Beginning Date and each year thereafter, must be at least equal to the quotient obtained by dividing the Applicant's entire interest in the Account on the December 31 of the preceding year by the applicable life expectancy.

 (b) Minimum Distributions before 1989. For calendar years beginning before January 1, 1989, if the Applicant's spouse is not the designated beneficiary, the method of distribution selected must ensure that at least 50% of the present value of the amount available for distribution is paid within the life expectancy of the Applicant.

 (c) Minimum Distributions after 1988. For calendar years beginning after December 31, 1988, the amount to be distributed each year, beginning with the first calendar year for which distributions are required and then for each succeeding calendar year, shall not be less than the quotient obtained by dividing the balance in the Account as of the preceding December 31 by the lesser of (1) the applicable life expectancy or (2) if the Applicant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q & A-4 of Section 1.401 (a)(9)-2 of the Proposed Income Tax Regulations. Distributions after the death of the Applicant shall be calculated using the applicable life expectancy as the relevant divisor without regard to Section 1401 (a)(9)-2 of the proposed regulations.

 (d) Computation of Life Expectancy. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Applicant by the time distributions are required to begin, life expectancies shall not be recalculated annually. Such election shall be irrevocable as to the Applicant and will apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated; rather, life expectancy shall be calculated using the attained age of the beneficiary during the calendar year in which distributions are required to begin pursuant to this
     Section 3, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

4. Death Distributions. If the Applicant dies before the entire interest is distributed, the following distribution provisions shall apply:

 (a) Distributions beginning before death. If the Applicant dies after distribution of his/her interest in the Account has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the Applicant's death. However, if the designated beneficiary is the Applicant's surviving spouse, the spouse may elect to treat the Account as his/her own individual retirement account. This election will be deemed to have been made if such surviving spouse makes a regular contribution to the Account, makes a rollover to or from the Account, or fails to elect any of the provisions in paragraph (b) below. Distributions under this Section 4 are considered to have begun if the distributions are made on account of the individual reaching his or her required beginning date. If the individual receives distributions prior to the required beginning date and the individual dies, distributions will not be considered to begin.

 (b) Distributions beginning after death. If the Applicant dies before the distribution of his/her interest in the Account begins, the Applicant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the applicant's death unless the applicant elects or, if the Applicant has not so elected, the designated beneficiary or beneficiaries elect that the entire interest be distributed in accordance with one of the following three provisions:

    (i) The Applicant's entire interest will be distributed over a period certain not greater than the life expectancy of the Applicant's designated beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the Applicant died. The designated beneficiary may elect at any time to receive greater payments.

   (ii) If the designated beneficiary of the Applicant is the Applicant's surviving spouse, payments may be made to the surviving spouse over his/her life expectancy commencing on any date prior to the later of (1) the December 31 of the calendar year immediately following the calendar year in which the Applicant died and (2) the December 31 of the calendar year in which the Applicant would have attained age
        70 1/2. The surviving spouse may accelerate these payments at any time (i.e., increase the frequency or amount of such payments).

  (iii) If the designated beneficiary is the Applicant's surviving spouse, the spouse may elect to treat the Account as his/her own individual retirement account. This election will be deemed to have been made if the surviving spouse makes a regular contribution to the Account, makes a rollover to or from the Account, or fails to elect any of the above two provisions.

 (c) Computation of Life Expectancy. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations. For purposes of distributions beginning after the Applicant's death, unless otherwise elected by the surviving spouse by the time distributions are required to begin, life expectancy shall not be recalculated annually. Such election shall be irrevocable as to the surviving spouse and shall apply to all subsequent years. In the case of any other designated beneficiary, life expectancy shall be calculated using the attained age of the beneficiary during the calendar year in which distributions are required to begin in accordance with this Section 4, and payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

5. Multiple individual Retirement Accounts. An individual may satisfy the minimum distribution requirements described above by receiving a distribution from one IRA that is equal to the amount required to satisfy the minimum distribution requirements for two or more IRAs. For this purpose, the owner of two or more IRAs may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above.

                              ARTICLE V. REPORTING

1. The Applicant agrees to provide the Custodian with information necessary for the Custodian to prepare any reports required under Section 408(i) of the Code and related regulations.

2. The Custodian agrees to submit reports to the Internal Revenue Service and the Applicant as prescribed by the Internal Revenue Service. The Custodian shall furnish the Applicant with an annual calendar year report concerning the value of the Account.

                         ARTICLE VI. AMENDMENT OF PLAN

   Delaware Management Company, Inc. may amend this Plan from time to time to comply with the applicable provisions of the Code and related regulations and to make any other changes determined by Delaware Management Company, Inc. to be necessary and desirable.

                           ARTICLE VII. THE CUSTODIAN

1. Appointment of Agents. The Custodian appoints Delaware Service Company, Inc. as its agent to receive the Applicant's contributions under this Plan. Delaware Service Company, Inc., as the Custodian's agent, will deliver the Applicant's contributions to the Custodian to be invested as provided in the Application. The Custodian may also appoint one or more broker-dealers as its agent(s), pursuant to a legally binding agency agreement with such broker-dealer(s), for purposes of receiving the Applicant's contributions hereunder and receiving contributions made on behalf of the Applicant pursuant to a simplified employee pension plan (including a salary reduction SEP).

2. No Investment Responsibility. The Custodian shall have no investment responsibility or discretion with respect to this Account. The Custodian shall vote the regulated investment company shares held therein as directed by the Applicant. If the Applicant does not provide voting instructions to the Custodian, the Custodian shall vote Account shares in direct proportion to those voting instructions, on an issue by issue basis, received by the Custodian from other Individual Retirement Account shareholders of the fund.

3. Entire Contract. This Plan and Application constitute the entire contract between Applicant and Custodian and, except as provided herein, no representative of Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., the Delaware Group of Funds nor any broker-dealer shall be deemed to be a representative of or acting on behalf of Custodian, nor shall any such representative have any authority to make representations or to bind the Custodian beyond the terms of this document. The Custodian, Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., the Delaware Group of Funds and their affiliates shall not be responsible for any liability arising out of this Plan and Application except such liability as is occasioned by their own negligence or wilful misconduct. The Custodian and Delaware Service Company, Inc. shall not be responsible for any action or omission taken in accordance with any notice, request, instruction, certificate, beneficiary designation or other instrument reasonably believed by Custodian or Delaware Service Company, Inc. to be genuine.

4. Delaware Service Company, Inc. The Custodian may employ Delaware Service Company, Inc. to carry out certain of the Custodian's administrative functions hereunder in accordance with an agreement between Custodian and Delaware Service Company, Inc.

5. Designation of Beneficiary. The Applicant shall have the right, by written notice to Delaware Service Company, Inc., to designate or to change a beneficiary to receive any benefit to which the Applicant may be entitled in the event of death prior to the complete distribution of such benefits. If no such designation is in effect upon the Applicant's death, the beneficiary shall be the Applicant's estate. The Custodian and Delaware Service Company, Inc. shall have no responsibility to determine whether any person or persons other than the Applicant's designated beneficiary may be entitled, under applicable law, to receive amounts from the Account on account of the death of the Applicant and shall have no liability to any person for acting in accordance with Applicant's beneficiary designation.

6. Taxes and Expenses. Any income taxes or other taxes of any kind whatsoever that may be levied or assessed upon or in respect to the Account, any transfer taxes incurred in connection with the investment and reinvestment of the assets of the Account, other administrative expenses incurred by the Custodian in the performance of its duties, including fees for legal services rendered to the Custodian, and the compensation to the Custodian shall be paid from the assets of the Account, unless paid by the Applicant.

7. Termination of Account. This Account shall terminate upon the complete distribution of the Account to the Applicant or his/her beneficiaries or to successor individual retirement accounts or annuities.

8. Resignation or Removal of Custodian. The Custodian may resign at any time upon ninety (90) days notice in writing to the Applicant and to Delaware Management Company, Inc. or may be removed by Delaware Management Company, Inc. at any time upon ninety (90) days notice in writing to the Custodian. Upon such resignation or removal, Delaware Management Company, Inc. will appoint a successor Custodian. If within sixty (60) days after the Custodian's resignation or removal, Delaware Management Company, Inc. has not appointed a successor Custodian which has accepted such appointment, the Custodian may appoint such successor itself.

9. Custodian's Fees. The Custodian's fees shall be as published or amended from time to time.

10. Agreements with Investment Advisers. The Custodian, in its discretion, may enter into an agreement with an investment adviser, registered under the Investment Adviser's Act of 1940, for the purpose of redeeming investment company shares held hereunder to pay for market timer services rendered by the adviser with respect to the Applicant's Account.

11. Applicable Law. This Plan shall be construed under the laws of the Commonwealth of Pennsylvania, without giving effect to conflict of laws principles, and shall become effective only upon execution by Custodian at its offices in Philadelphia, Pennsylvania. The Custodian shall not be called upon to take any action outside the Commonwealth of Pennsylvania.

                              DISCLOSURE STATEMENT

                                   REVOCATION

   You are entitled to revoke your individual retirement account ("IRA"), for any reason and without penalty, by mailing or delivering written notice of revocation to Delaware Service Company, Inc. within seven days after your receipt of the IRA Disclosure Statement or within seven days after you establish your IRA; however, if your IRA is established more than seven days after receipt of the IRA Disclosure Statement, you may not revoke your IRA. If you wish to revoke your IRA, mail or deliver your written notice to Delaware Service Co., Inc., Retirement Plans Department, 1818 Market Street, Philadelphia, PA 19103. If mailed, the revocation notice will be considered mailed on the date of postmark (or if sent by certified or registered mail, the date of certification or registration) if it is deposited in the mail in the United States in an envelope or other appropriate wrapper, first class postage prepaid, properly addressed. While oral revocations are not accepted, you may contact us at (800) 523-1918 (In Philadelphia call 988-1241) if you have any questions with respect to this procedure. If you should choose to revoke your IRA, the entire amount of your contribution will be refunded without adjustment for administrative expenses or any other amount.

                         REQUIREMENTS OF AN INDIVIDUAL
                               RETIREMENT ACCOUNT

   An Individual Retirement Account investing contributions in any of the Funds in the Delaware Group is a Custodial Account created in the United States for the exclusive benefit of an individual or his/her beneficiaries. The written instrument creating the Custodial Account must satisfy the following requirements:

1. Except in the case of a rollover contribution (explained below), contributions must be in cash and may not exceed $2,000, or $2,250 if a spousal IRA, for any taxable year;

2. The Custodian must be a bank or other person approved by the Secretary of the Treasury;

3. No part of the IRA funds may be invested in life insurance contracts;

4. The interest of an individual in the IRA must be nonforfeitable;

5. The assets of the IRA may not be commingled with other property except in a common trust fund or common investment fund; and

6. The entire interest of an individual must be distributed in accordance with certain rules (explained below under "Distributions").

                                  ELIGIBILITY

   You are eligible to establish and contribute to an IRA for any year in which you work and receive compensation for such work, provided that you have not attained age 70 1/2 in the year in question. If eligible, both a husband and wife may each have their own separate IRA. If either spouse is ineligible to establish an IRA, because the spouse has no "compensation," the other spouse may be permitted to establish a Spousal IRA.

   "Compensation" includes wages, salaries, professional fees, and other amounts received for personal services, including such items as commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses. Compensation also includes earned income of a self-employed person and any amount includable in an individual's income as alimony or separate maintenance payments. Compensation does not include amounts derived from or received as earnings or profits from property, such as interest, dividends and rent, or any amount not includable in gross income.

   If you satisfy certain requirements, you may also establish an IRA for the purpose of transferring retirement savings distributed from another individual retirement account, individual retirement annuity, tax-sheltered annuity or qualified retirement plan maintained by your employer.

   You may have an IRA whether or not you are a participant in any other retirement plan. However, if you or your spouse are an active participant in another retirement plan, the amount of your annual contribution which is tax deductible may be reduced (explained below under "Contributions").

                                 CONTRIBUTIONS

(A)  Deductible Contributions

   You may make an annual contribution to your IRA up to a maximum of $2,000(1) or 100% of your compensation, whichever is less. If neither you nor your spouse is an "active participant" in an employer maintained retirement plan at any time during the year, the entire amount of your contribution (within the above limits) will be tax deductible.

   As explained below, if either you or your spouse is an active participant in an employer maintained retirement plan, but you have adjusted gross income (AGI) below the "applicable dollar amount," your entire contribution will still be tax deductible. However, if either you or your spouse is an active participant and your AGI is above the applicable dollar amount, the amount of your contribution which is tax deductible will be reduced or eliminated as illustrated by the chart below:

Tax Deductible Contributions:
Who Qualifies:

                    If you are not an active participant in
                     an employer-sponsored retirement plan:
                      100% deductible at any income level
                      If you are an active participant in
                     an employer-sponsored retirement plan:

          Adjusted Gross Income                 Contribution
     Married                 Single            Deductibility
 ---------------         ---------------      ---------------
 below $40,000            below $25,000            Full
$40,000-$50,000          $25,000-$35,000          Partial
  over $50,000            over $35,000              No

   In order to be deductible for a taxable year, annual contributions must be made not later than the due date (without regard to extensions) of your tax return for the year for which the deduction is claimed.

   Definition of Active Participant

   You are an "active participant" for a year if you are "covered" by any of the following retirement plans:

1. A qualified plan described in Section 401(a) of the Internal Revenue Code (hereinafter the "Code");

2. An annuity plan described in Section 403(a) of the Code;
------------
(1) An additional $250 may be contributed to a Spousal IRA for a total of $2,250 for a working and non-working spouse.

3. A plan established for its employees by the United States, by a state or local government or by an agency or instrumentality thereof (other than an eligible deferred compensation plan as defined in Section 457(b) of the Code);

4. An annuity contract or custodial account described in Section 403(b) of the Code;

5. A simplified employee pension (SEP) and salary reduction SEP described in
Section 408(k) of the Code;

6. A trust described in Section 501(c)(18) of the code.

   You are considered "covered" by a retirement plan for a year if your employer or union has a retirement plan of a type described above under which money is added to your account or you are eligible to earn retirement credits. You are an active participant for a year even if you are not yet vested in your retirement benefit. Also, if you make required contributions or voluntary employee contributions to a retirement plan, you are an active participant. In certain plans, you may be an active participant even if you were only with the employer for part of the year. Your active participant status should be indicated on your Form W-2.

   You are not considered an active participant if you are covered by a plan only because of your service as (1) an Armed Forces Reservist, for less than ninety (90) days of active service; or (2) a volunteer fire fighter covered for fire fighting service by a government plan. Of course, if you are covered under any other plan, these exceptions do not apply.

   If you would like specific advice as to whether you are an active participant in a retirement plan, you should consult with your attorney or a qualified tax adviser.

   AGI Threshold Level

   If you or your spouse are an active participant, you must calculate your adjusted gross income (AGI) for the year (if you and your spouse file a joint tax return, you must use your combined AGI) to determine whether your IRA contribution will be deductible. The instructions to your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the "Threshold Level," you are treated as if you were not an active participant and can make a deductible contribution under the same rules as a person who is not an active participant.

   If you are single, your AGI Threshold Level is $25,000. If you are married and file a joint tax return, the Threshold Level is $40,000. If you are married but file a separate tax return, the Threshold Level is $0. If you and your spouse file separate tax returns and you live apart at all times during the year, both you and your spouse will be treated as single in determining the deductibility of your IRA contributions and your spouse's IRA contributions.

   Calculation of Deduction Limit

   If your AGI is less than $10,000 above your Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your Threshold Level (AGI minus Threshold Level) is called your Excess AGI. The maximum allowable deduction is $2,000 (or a total of $2,250 for a Spousal IRA). You may calculate your deduction limit by using the following formula:

 $10,000 -- Excess AGI x Maximum Allowable = Deduction
---------------------
      $10,000            Deduction            Limit

   You must round up the result to the next highest $10 level. For example, if the result is $1,525, you must round it up to $1,530. If the final result is below $200 but above $0, your deduction limit is $200. Your deduction limit cannot, in any event, exceed 100% of your compensation.

   The following examples illustrate the above formula.

Example One: Bob, a single individual, is an active participant in his employer's retirement plan and has AGI of $28,000. Bob has contributed $2,000 to his IRA for the current year. Bob will calculate the deductible portion of his IRA contribution as follows:

1. Bob must first determine the amount of his Excess AGI. His Excess AGI is equal to his AGI minus his Threshold Level. Because Bob is a single individual his Threshold Level is $25,000. Thus, his Excess AGI is $3,000 ($28,000 -- $25,000).

2. Bob will now determine his deduction limit as follows:

                       $10,000 -- $3,000 x $2,000 = $1,400
                       ----------------
                           $10,000

Example Two: Jack and Jane are a married couple who file a joint income tax return and have a combined AGI of $45,000. Jack is not covered by his employer's retirement plan. Jane is an active participant in her employer's retirement plan. Jack and Jane have each contributed $2,000 to their separate IRAs. Jack and Jane will calculate the deductible portion of their contributions as follows:

1. Jack and Jane must first determine the amount of their Excess AGI. Since they are a married couple filing a joint return their Threshold Level is $40,000. Thus, their Excess AGI is $5,000 ($45,000 -- $40,000).

2. Jack and Jane will each determine their individual deduction limit as follows:

                       $10,000 -- $5,000 x $2,000 = $1,000
                       ----------------
                            $10,000

(B) Non-deductible Contributions

   Even if your deduction limit is less than $2,000 ($2,250 for a Spousal IRA), you may still contribute to your IRA up to the lesser of 100% of your compensation or $2,000 ($2,250 for a Spousal IRA). The amount of your contribution which is not deductible will be treated as a non-deductible contribution to your IRA. You may also choose to treat a contribution as non-deductible even if you could have deducted part or all of the contribution. Interest or other earnings on your contribution, whether from deductible or non-deductible contributions, will not be taxed until distributed to you from the IRA.

   You may make your $2,000 contribution at any time during the year, if your compensation for the year will be at least $2,000, without having to designate at such time how much of your contribution will be deductible. When you complete your tax return, you must then determine how much of your contribution is deductible. If you determine that all or a portion of your contribution is non-deductible, you must report such amount to the Internal Revenue Service on your tax return for the year.

(C) Spousal IRA Contributions

   If you and your spouse file a joint income tax return and your spouse either has no compensation for the taxable year or elects to be treated as having no compensation for the taxable year, you may establish an IRA for the benefit of your spouse. If you make contributions on behalf of yourself and your spouse for a given tax year, the aggregate amount of the contributions to both your IRA and your spouse's IRA may not exceed the lesser of $2,250 or the amount of your compensation for such year. The contribution does not have to be split equally between the IRAs belonging to you and your spouse. However, the total contributions to either of your IRAs may not exceed $2,000.

   You are not permitted to make contributions to your IRA in the year in which you attain age 70 1/2 and subsequent years; however, you may continue to deduct contributions to your non-working spouse's IRA until the year in which your spouse reaches age 70 1/2.

(D) Excess Contributions

   If you make a contribution to your IRA in excess of the deductible and non-deductible limits, whichever is applicable, such amount is an "excess contribution." A non-deductible 6% excise tax is imposed upon the excess contribution for the year in which it is made and also for each following year until it is eliminated. However, the amount of the tax for any year cannot exceed 6% of the value of your IRA as of the close of the tax year.

   You may avoid the imposition of such 6% tax if you withdraw any excess contributions from your IRA before the due date for filing your federal tax return (not including extensions) for the year for which the excess contribution is made. The earnings attributable to the excess contribution also must be withdrawn by that date and must be included in your gross income in the year for which the excess contribution was made. A timely withdrawal of the excess contributions will permit you to avoid not only the 6% excise tax but also the 10% penalty tax on premature distributions.

   A withdrawal of an excess contribution after the tax return filing date will avoid the 10% penalty tax on premature distributions, provided that the total contribution for the year did not exceed $2,250 and no deduction was allowed for the excess contribution.

   As an alternative to withdrawing such excess contribution, you may eliminate the excess by reducing your future annual contributions below the maximum allowable amount. However, you will continue to be subject to the 6% excise tax for each year until the excess contribution is completely eliminated.

(E) Rollover Contributions

   A rollover contribution must consist of cash or other assets distributed from one retirement program and "rolled over" tax free to another. There are two types of rollover contributions to an IRA. The first type involves the distribution of cash or other assets from one IRA which is "rolled over" to another IRA. For this purpose, the term "IRA" includes individual retirement accounts and individual retirement annuities. The second type involves the distribution of cash or other assets from a tax-sheltered annuity or custodial account or from a qualified retirement plan which is "rolled over" to an IRA. A rollover contribution is neither includable in your income nor deductible. Unlike annual contributions, rollover contributions are not subject to the annual $2,000 limitation (or $2,250 in the case of the Spousal IRA) or 100% of compensation limitation. A rollover contribution may not include any minimum amounts required to be distributed to you during the calendar year in which you attain age 70 1/2 or during any subsequent year. A rollover contribution must be in cash or in shares of the Delaware Group of Funds.

   IRA to IRA

   If you receive a distribution from another individual retirement account or individual retirement annuity, you may redeposit all or part of the amount you receive into your IRA. You must roll over such amount within the sixty (60)-day period following your receipt of the distribution in order for such amount to qualify for rollover treatment and in order for such amount to avoid being treated as a taxable distribution. Amounts not rolled over may also be subject to the 10% penalty tax on premature distributions. A surviving spouse beneficiary of an IRA may roll over a distribution from the IRA to the spouse's own IRA; a non-spouse beneficiary is not eligible to roll over such a distribution.

   A rollover from each separate individual retirement account or individual retirement annuity is allowed only once a year. The one-year period begins on the date that you receive the distribution and not on the date it is rolled over into another IRA. A rollover from one IRA to another should not be confused with a direct transfer of your IRA assets from one IRA custodian or trustee to another IRA custodian or trustee. A transfer from one IRA custodian to another is not considered a rollover and, consequently, is not affected by the once-a-year limitation on rollovers.

   Qualified Retirement Plan to IRA

   You may also be eligible for tax-free rollover treatment when you receive a distribution from your employer's qualified retirement plan or from a tax-sheltered annuity or custodial account.

   In order to qualify for tax-free rollover treatment, a distribution from a qualified retirement plan must constitute an "eligible rollover distribution."

   Any distribution from an employer-sponsored tax-qualified retirement plan or tax-sheltered annuity or custodial account will qualify as an eligible rollover distribution unless it is one of the following:

(i) A distribution which is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the employee or the lives (or joint life expectancies) of the employee and the employee's designated beneficiary, or for a specified period of 10 years or more.

(ii) The portion of a distribution representing the minimum annual distribution required after an employee attains age 70 1/2 or dies.

(iii) The non-taxable portion of a distribution representing after-tax contributions to the plan.

(iv) Certain corrective distributions of elective deferrals, after-tax contributions and matching contributions.

(v)   A distribution to a non-spouse beneficiary of a deceased participant.

(vi) A distribution pursuant to a qualified domestic relations order to an alternate payee who is neither the participant's spouse or former spouse.

(vii) A distribution to a surviving spouse to the extent the distribution is subject to the Death Benefit Exclusion under Code section 101(b).

   If an eligible rollover distribution is paid to you, it wiII be subject to mandatory 20% federal income tax withholding. You cannot elect to waive this withholding tax, even if you intend to take advantage of tax-free rollover treatment. If cash is available from some other source equal to the amount withheld and you transfer that amount plus the net amount of the distribution to your IRA within sixty (60) days after the distribution, no portion of the eligible rollover distribution will be taxable to you. You may be entitled to a full refund of the 20% withheld, depending upon your tax situation for the year. If you roll over only the amount of the distribution actually received by you and do not roll over an amount equal to the 20% withheld, you will be taxed on the 20% withheld, and may be subject to a 10% additional tax on premature distributions if you are younger than age 59 1/2.

   However, the 20% withholding can be avoided by making a "direct rollover" to your IRA. A direct rollover is a direct payment by the distributing tax-qualified retirement plan or tax-sheltered annuity or custodial account to your IRA rather than to you. If your eligible rollover distribution is at least $200, your employer's plan must give you the option to make a direct rollover of your eligible rollover distribution to an IRA.

   The eligible rollover distribution rules also apply to distributions to a surviving spouse who is a beneficiary of a deceased participant. These rules also apply to distributions to a spouse or former spouse who is an alternate payee with respect to a participant's benefits under a qualified domestic relations order.
                                 DISTRIBUTIONS

   The IRA distribution rules are similar to the rules for distributions from qualified retirement plans, in accordance with proposed regulations issued by the Secretary of the Treasury. As of the date of issuance of this Disclosure Statement, the regulations have not been finalized. Accordingly, the description below of the distribution rules will be subject to modification upon issuance of final regulations.

(A) Normal Distributions

   Your IRA is intended to provide a source of income to you upon your retirement on or after age 59 1/2 or if you become disabled. Distributions other than amounts rolled over into another IRA or qualified plan are taxed as ordinary income in the year received by you. With certain exceptions, distributions which occur prior to age 59 1/2 will be subject to a 10% additional tax on premature distributions (explained below).

(B) Required Distributions

   While distributions from your IRA may commence any time, such distributions must commence on or before the first day of April of the year following the year in which you attain age 70 1/2 (known as the "Required Beginning Date"). Distributions must be paid to you in accordance with one of the following methods:

    (i) A single lump sum payment; or

   (ii) In monthly, quarterly or annual payments over a period certain not extending beyond your life expectancy or the joint and last survivor expectancy of you and your designated beneficiary.

   Even though distributions may have commenced in the method explained in option (ii) above, you may receive a distribution of the balance in your IRA at any time. Distributions may be received in a single payment or in installment payments (but distributions which will be rolled over must exclude any minimum amount required to be distributed during that calendar year).

   If you elect to have your IRA distributed in other than a single payment, the amount to be distributed each year, beginning with the first calendar year for which distributions are required and for each succeeding year, must be at least equal to the amount determined by dividing the entire amount of your IRA as of the preceding December 31 by your life expectancy or by the joint and last survivor life expectancies of you and your designated beneficiary. If your designated benficiary is not your spouse and is more than 10 years younger than you, your beneficiary will be treated as if he/she were only 10 years younger than you for purposes of determining the joint life expectancy of you and your beneficiary. In order to enforce such minimum distribution requirements, a 50% tax is imposed on the amount, if any, by which the minimum required distribution exceeds the actual amount distributed. If the failure to make the minimum distribution is due to a reasonable error and steps are taken to remedy such error, the 50% tax may be waived by the Internal Revenue Service.

   If you have more than one IRA, you can satisfy the minimum distribution requirements by taking from one IRA the amount required to satisfy the requirement for all other IRAs.

(C) Distributions After Death

   At the time that you establish your IRA, you have the right to select a beneficiary who will be entitled to receive the balance in your IRA if you should die prior to the complete distribution of your IRA. You have the right, prior to the complete distribution of your IRA, to change your designation of beneficiary. If you fail to properly designate a beneficiary, your estate will be treated as your designated beneficiary.
                                      10

   If you should die after the distribution of your IRA has commenced, the remaining portion of your IRA will continue to be distributed at least as rapidly as under the method of distribution being used prior to your death. If you should die before the distribution of your IRA has commenced, the entire interest in your IRA must be distributed in accordance with one of the following provisions:

  (i) The entire balance of your IRA is distributed by the December 31 of the year containing the fifth anniversary of your death;

 (ii) If the balance of your IRA is payable to a designated beneficiary, such amount may be distributed in substantially equal periodic installments over the life expectancy of the beneficiary commencing no later than the December 31 of the year after your death;

(iii) If the designated beneficiary is your surviving spouse, your spouse may elect to receive periodic payments over his/her life expectancy, commencing at any date prior to the later of (1) the December 31 of the year following your death or (2) the December 31 of the year in which you would have attained age 70 1/2;

(iv) If the designated beneficiary is your surviving spouse, your spouse may elect to treat your IRA as his/her own IRA and receive distributions under the general distribution rules discussed above.

                         TAX TREATMENT OF DISTRIBUTIONS

(A) Income Tax

   As a general rule, distributions from your IRA are taxable to you as ordinary income. However, if non-deductible contributions have been made to your IRA, the portion of your IRA distribution consisting of non-deductible contributions will not be taxed again when received by you. If you make any non-deductible IRA contributions, each distribution from your IRA will consist of a non-taxable portion (return of non-deductible contributions) and a taxable portion (return of deductible contributions, if any, and earnings). Thus, you may not take a distribution which is entirely tax-free. The following formula is used to determine the non-taxable portion of your distributions for a tax year:

   Non-deductible                                     Non-taxable
   Contributions  x           Total Distribution  =  Distributions
   ----------------------       (for the year)       (for the year)
   Year-end IRA Balance


   In determining your year-end IRA balance, you add back all distributions taken during the year.

   The following example illustrates how you will determine the non-taxable portion of your distributions for a taxable year.

   Example: Mary has made the following contributions to her IRA:

  YEAR                         DEDUCTIBLE              NON-DEDUCTIBLE
  1985                           $2,000                      $0
  1986                           $2,000                      $0
  1987                           $2,000                      $0
  1988                           $1,000                    $1,000
  1989                              $0                     $2,000
                                 ------                    ------
                                 $7,000                    $3,000

   During 1990, Mary receives a $1,000 distribution from her IRA. On December 31, 1990 the total value of Mary's IRA is $11,000. The non-taxable portion of the distribution she received during 1990 is determined as follows:

                           $3,000    x $1,000 = $250
                      --------------
                      11,000 + 1,000

   To determine your year end balance you treat all of your IRAs as a single IRA. This includes all regular IRAs, as well as simplified employee pension
(SEP) IRAs, salary reduction SEPs, and rollover IRAs.

   A single lump sum distribution from your IRA is not entitled to special 10-year averaging, five-year averaging or capital gains treatment.

(B) Federal Income Tax Withholding

   Distributions from your IRA are subject to Federal income tax withholding unless the recipient elects in writing that no taxes be withheld. If the total account balance or a portion of the account balance is distributed, then the withheld amount will equal 10% of the distribution. If the distribution is part of a series of periodic payments, the withheld amount will be calculated as if the distribution were wages, and Form W-4P must be completed.

(C) Early Withdrawal Tax

   In general, distributions from your IRA which occur prior to age 59 1/2 will be subject to adverse tax consequences. Not only will such distributions be fully taxable to you as ordinary income (subject to the formula described above for determining the non-taxable portion of your distribution), such distributions will also be subject to a 10% additional premature distribution tax.

   In addition to the exceptions for rollovers and the return of excess contributions discussed above, distributions on account of your death or disability will be exempt from the 10% additional tax. You are considered disabled if you are unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or to be of long, continued and indefinite duration. In addition, distributions before age 59 1/2 are not subject to the 10% tax if made in the form of substantially equal periodic payments and are made for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary.

   A transfer of amounts held in your IRA to your spouse's or former spouse's IRA pursuant to a divorce or separation instrument will not be taxable as ordinary income or subject to the 10% additional tax.

(D) Gift Tax

   Your designation of a beneficiary for your IRA will not be treated as a gift and will not subject you to Federal gift taxes.

(E) Estate Tax

   Any amounts remaining in your IRA after your death will be included in your gross estate and may be subject to Federal estate tax.

                       BORROWING/PROHIBITED TRANSACTIONS

   You may not use the IRA or any portion of the IRA as security for a loan. If you do, the portion pledged as security will be treated as distributed to you, and will thus be includable in your taxable income for that year. Certain other transactions (called "prohibited transactions" in the Code) may also result in the disqualification of your IRA and the inclusion in income of the fair market value of the IRA. Neither you, nor your beneficiary, may engage in any of the following prohibited transactions with the IRA:

   (a) a sale, exchange, or leasing of any property;

   (b) lending of money or other extension of credit;

   (c) furnishing of goods, services or facilities;

   (d) the transfer or use of income or assets of the IRA by you or your beneficiary.

   If such transactions are engaged in, your IRA will be disqualified and will lose its tax-exempt status. Under such circumstances, your IRA will be considered to have been distributed to you and will be subject to the income and additional taxes discussed above.

                              REPORTING TO THE IRS

(A) FORM 5329

   If a transaction has occurred upon which a special penalty tax is imposed, such as an excess contribution, a premature distribution or a failure to make a timely distribution, you are required to file Form 5329 with your income tax return for the year of the transaction. Form 5329 need not be filed if the only activity for the year is the making of contributions or the distribution of permissible benefits.

(B) FORM 8606

   You are required to file Form 8606 if you make a non-deductible IRA contribution.

                                  IRS APPROVAL

   The Delaware Group Prototype IRA has previously been approved by the Internal Revenue Service as to its written form. Since that time, it has been amended to conform to changes in the law and has been resubmitted to the Internal Revenue Service for approval. At the time this Disclosure Statement was prepared, the Internal Revenue Service had not reviewed the amendments.

   Please be aware that the Internal Revenue Service's approval is a determination only as to the form of the IRA and does not represent a determination as to the merits of your particular IRA.

                              IRA ACCOUNT BALANCE

   Each of the mutual fund shares held in your IRA has an equal interest in the assets, net investment income and capital gains of the mutual fund selected. The value of the shares is dependent upon, among other things, the market values of the securities in the mutual fund's investment portfolio, which are subject to fluctuation; therefore, growth in the value of your IRA cannot be projected or guaranteed. Dividends from net investment income and any capital gains distributions paid by the mutual fund selected will be reinvested in fund shares at the net asset value thereof as of the respective ex-dividend dates, and such additional shares will be credited to your IRA.

                                FEES AND CHARGES

(A) IRA Fees

   In general, there is an annual maintenance fee (currently $15 per year) for your IRA. If an investor owns more than one Delaware Group IRA or opens a Delaware Group IRA and invests in multiple funds within the Delaware Group, however, only one fee per Social Security number will be charged. IRA fees are deducted from the IRA during May of each year, unless paid directly by the shareholder to the Custodian prior to May of each calendar year. The IRA fees are subject to change.

(B) Mutual Fund Sales Charges

   A sales charge will be made against your investment except for Delaware Group Cash Reserve and Delaware Group U.S. Government Money Fund. For investments under $1 million, sales charge rates range from a maximum of 8.50% to 1.5% of the offering price of the fund shares. Depending on the Delaware Group fund selected, the maximum rate applicable to an initial $1,000 contribution would be 8.50%, 5.75%, 4.75% or 3.00%. The maximum rate is applicable to subsequent contributions of $1,000 until the value of the fund shares meets or exceeds a level that qualifies the shareholder to receive a reduced sales charge. An account value of $10,000 reduces the sales charge for funds at the maximum 8.50% level to 7.75%. The sales charge for funds with a maximum of 5.75% is reduced to 4.75% when the account reaches $100,000.

   The sales charge for funds with a maximum of 4.75% is reduced to 3.75% when the account reaches $100,000. The sales charge for funds with a maximum of 3.00% is reduced to 2.50% when the account reaches $100,000. Further sales charge reductions at lower rates are applicable on larger purchases and on purchases under the fund's Right of Accumulation and Letter of Intention. Group purchases that meet our minimum standard may be subject to a different sales charge. Reduced sales charges also apply to the combination of shares of any of the funds in the Delaware Group (except Delaware Group Cash Reserve and Delaware Group U.S. Government Money Fund, unless they were acquired through an exchange or unless the inclusion of such shares brings your total account balance to $1 million) held by you and those held in your IRA.

(C) Redemption and Repurchase Charges

   Neither the fund nor the national distributor makes a charge for redemptions or repurchases.

(D) Further Details

   Please refer to the prospectus of the fund or funds selected as your investment for further details, including current charges and expenses.

                              QUALIFIED TAX ADVICE

   The above is only a general description of taxation of IRAs. Because of the unfavorable tax consequences which could result from the improper establishment or use of an IRA, you may wish to consult with an attorney or qualified tax adviser. Neither Delaware Management Company, Inc., Delaware Service Co., Inc., the Delaware Group of Funds nor the Custodian assumes any liability for tax consequences to investors or beneficiaries arising from IRAs.

                                                  DELAWARE
                                                  GROUP
                                                  ========
                                                  IRA




                                                  (PHOTO OF LARGE KEY)




                                                     ||     PLAN DOCUMENT
                                                     ||     TERMS AND CONDITIONS
                                                     ||     DISCLOSURE STATEMENT
                                                     ||=========================


THE DELAWARE ORGANIZATION
| | Delaware Management Company, Inc.
    Investment Manager

| | Delaware Distributors, L.P.
    National Distributor

| | Delaware Service Company, Inc.
    Shareholder Servicing, Dividend
    Disbursing and Transfer Agent

| | Delaware Management Trust Company
    Custodian





                                                  RETIREMENT
1818 Market Street                                PLANNING       (LOGO)
Philadelphia, PA 19103-3682                       IS THE KEY
800-523-4640
In Philadelphia 215-988-1333



                         RL-101-150M-12/93-U
                         Printed in the U.S.A.

                                CLAIMS PROCEDURE

The Employer shall establish a claims procedure in accordance with the requirements of the Employee Retirement Income Security Act of 1974, as amended, if applicable, for the presentation of claims under the terms of the SEP Document. A claim is a request for a plan benefit, including participation and contributions, by an Employee or Beneficiary. The Employer shall make all determinations as to the eligibility of any Employee for plan participation or Employer contribution. In the event the claim is denied, the Employer shall provide written notice of its determination to the Employee or Beneficiary within ninety (90) days after receipt of the claim unless special circumstances require an extension of time for processing the claim. If such an extension of time for processing is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. The written notice will be set forth in a manner that may be understood by the claimant and shall include:

  1) The reason for the denial.

  2) Specific reference to pertinent plan provisions on which the denial is based.

  3) Additional information necessary for the claimant to perfect the claim and why the information is necessary.

  4) Information about the procedures for submitting the denied claim for review.

                                                                RL-210-1/93-5M-U